UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 12, 2016

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

OGE Energy Corp. (the "Company") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric utility with approximately 825,000 customers in Oklahoma and western Arkansas. In addition, the Company holds a 26.3 percent limited partner interest and a 50 percent general partner interest in Enable Midstream Partners, LP.

As previously reported, on December 2, 2015, OG&E received an order from the Oklahoma Corporation Commission ("OCC") regarding a plan to comply with the Federal Clean Air Act as well as the Mustang Modernization project. By a two to one vote, the OCC denied OG&E’s plan to comply with the environmental mandates of the Federal Clean Air Act and the Regional Haze and Mercury and Air Toxics Standards.  The OCC also denied OG&E’s request for pre-approval of its Mustang Modernization Plan, revised depreciation rates for both the retirement of the Mustang units and the replacement combustion turbines and pre-approval of early retirement and replacement of generating units at its Mustang site, including cost recovery through a rider.

On December 11, 2015, OG&E filed a motion requesting modification of the OCC order for the purposes of approving only the Environmental Compliance Plan ("ECP"). OG&E was not seeking modification to any other provision of the OCC order, including cost recovery. OG&E also agreed that it would not implement a rider for recovery of the costs of the ECP until and unless authorized by the OCC in a subsequent proceeding.

On December 23, 2015, the OCC rejected, by a two to one vote, a proposal by Commissioner Dana Murphy to grant OG&E’s December 11, 2015 motion.

On February 12, 2016, OG&E filed an application requesting the OCC to issue an order approving the installation of dry scrubbers at the Sooner facility, on or before May 2, 2016. The application states that if the application is not approved by May 2, 2016, OG&E will decide at that time whether to cancel the dry scrubber equipment and installation contracts and make plans to convert the Sooner coal units to natural gas. Additionally, if the request is not approved, OG&E expects to seek recovery in subsequent proceedings for the expenditures incurred for the dry scrubber project and reasonable stranded costs associated with the discontinuance of the Sooner coal units.

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated February 12, 2016 announcing OG&E filed an application requesting the OCC to issue an order approving the installation of dry scrubbers at the Sooner facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

February 18, 2016